EXHIBIT 31.1

CERTIFICATION

I, Nick Tintor, the Chief Executive Officer, certify that;

1.                     I have reviewed this annual report on Form 10-KSB/A of Nord Resources Corporation;

2.                     Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.                     Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4.                     The other certifying officer(s) of Nord Resources Corporation and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Nord Resources Corporation and have:

(a)           designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Nord Resources Corporation, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)           evaluated the effectiveness of Nord Resources Corporation’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)           disclosed in this report any change in Nord Resources Corporation’s internal control over financial reporting that occurred during Nord Resources Corporation’s most recent fiscal year that has materially affected, or is reasonably likely to materially affect, Nord Resources Corporation’s internal control over financial reporting; and

5.                     Nord Resources Corporation’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Nord Resources Corporation 's auditors and the audit committee of Nord Resources Corporation 's board of directors (or persons performing the equivalent functions):

(a)           all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Nord Resources Corporation 's ability to record, process, summarize and report financial information; and

(b)           any fraud, whether or not material, that involves management or other employees who have a significant role in Nord Resources Corporation's internal control over financial reporting.

Date: July 21, 2006

/s/ Nick Tintor
Nick Tintor
Chief Executive Officer